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                                 Exhibit 23.1





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                                                                  EXHIBIT 23.1
                                                                  ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-99554 and 333-39237.

                                              ARTHUR ANDERSEN LLP

New York, NY
September 11, 1998